Common Stock	12 Months Ended
Dec. 31, 2021
Common Stock
Common Stock

12. Common Stock

As of December 31, 2021 and 2020, the Company’s amended certificate of incorporation authorized the issuance of 1,100,000,000 and 305,491,899 shares of $0.0001 par value common stock, respectively.

Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the board of directors, subject to the preferential dividend rights of Preferred Stock. As of December 31, 2021 and 2020, no cash dividends had been declared or paid.

On the closing of the Merger, the total 10,391,513 of the NHIC ordinary shares held by the NHIC Initial Shareholders and public shareholders were converted into the same number of the Company’s common stock.

On July 16, 2021 and prior to the closing of the Merger, various PIPE investors purchased 30,000,000 shares of the Company’s common stock at a price of $10.00 per share for gross proceeds of $300.0 million.

As of December 31, 2021 and 2020, the Company had reserved 75,724,481 and 103,712,932 shares, respectively, of common stock for the conversion of the outstanding Preferred Stock, exercise of outstanding stock options, granting of awards under the Company’s 2021 Equity Incentive Plan and 2013 Equity Incentive Plan (see Note 13) and the exercise of outstanding warrants (including warrants to purchase Preferred Stock as if converted to common stock) (see Note 11).